UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Tenth Amendment to Second Amended and Restated Credit Agreement

On March 14, 2014, the Company and certain of its subsidiaries, as guarantors, entered into an Tenth Amendment to Second Amended and Restated Credit Agreement (the “Tenth Amendment”) amending that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010, as amended by the First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement (“Third Amendment”) dated April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement (“Fourth Amendment”) dated December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement (“Fifth Amendment”) dated December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement (“Sixth Amendment”) dated March 22, 2013, the Seventh Amendment to Second Amended and Restated Credit Agreement (“Seventh Amendment”) dated April 15, 2013, the Eighth Amendment to Second Amended and Restated Credit Agreement (“Eighth Amendment”) dated December 13, 2013, and the Ninth Amendment to Second Amended and Restated Credit Agreement (“Ninth Amendment”) dated March 7, 2014 (as amended, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto.

In connection with the Tenth Amendment, the semi-annual redetermination of the Company’s borrowing base was completed, resulting in its borrowing base increasing to $425 million, consisting of a $400 million conforming tranche and a $25 million non-conforming tranche (which non-conforming tranche expires will expire no later than the Company’s next borrowing base redetermination date). The annual interest rate on each base rate borrowing under the Credit Agreement is (a) the greatest of (i) the prime rate as established by the Administrative Agent, (ii) the federal funds effective rate plus 0.5%, and (iii) an adjusted LIBOR plus 1.0%, plus (b) a margin between 0.5% to 1.5% depending on the then-current level of borrowing base usage (or 2.0% if the Company utilizes any portion of the non-conforming tranche). The interest on each Eurodollar loan is (a) the adjusted LIBOR, plus (b) a margin between 1.5% to 2.5% (or 3.0% if the Company utilizes any portion of the non-conforming tranche). The Tenth Amendment also requires that the Company enter into commodity derivative agreements by March 31, 2014, on production of not less than 5,100 barrels of oil per day in the aggregate for the fiscal year ending December 31, 2015, at a weighted average price floor of not less than $84.17 per barrel.

The foregoing summary of the Tenth Amendment is qualified in its entirety by reference to the copy of the Tenth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference. Copies of the First Amendment, Second Amendment and Third Amendment are filed as Exhibits 10.1, 10.2 and 10.3 with the Company’s Current Report on Form 8-K filed April 16, 2012, the Fourth Amendment is filed as Exhibit 10.3 with the Company’s Current Report on Form 8-K filed December 11, 2012, the Fifth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 31, 2012, the Sixth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 25, 2013, the Seventh Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed April 15, 2013, the Eighth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 19, 2013, and the Ninth Amendment is filed as Exhibit 10.1.9 with the Company’s Annual Report on Form 10-K filed March 10, 2014. The Second Amended and Restated Credit Agreement, dated as of March 30, 2010, is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Tenth Amendment to Second Amended and Restated Credit Agreement, dated as of March 15, 2014, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2014

RESOLUTE ENERGY CORPORATION

By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Tenth Amendment to Second Amended and Restated Credit Agreement, dated as of March 15, 2014, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

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